UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2012

NPC RESTAURANT HOLDINGS, LLC
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

On November 21, 2012, NPC Restaurant Holdings, LLC (as guarantor) (the “Company”), and its subsidiaries, NPC International, Inc., NPC Operating Company A, Inc., and NPC Operating Company B entered into Amendment No. 3 to Credit Agreement ("Amendment No. 3") with each of the lenders that is a signatory thereto, and Barclays Bank PLC, as administrative agent.

Pursuant to Amendment No. 3, the existing credit agreement of the Company (as guarantor) and its subsidiaries was amended and restated as the $468,125,000 Second Amended and Restated Credit Agreement dated as of November 21, 2012 among the Company (as guarantor) and its subsidiaries, the other guarantors party thereto, each of the lenders that is a party thereto from time to time, and Barclays Bank PLC, as administrative agent, collateral agent for the Secured Parties (as defined in the credit agreement) and Issuing Bank.

The Company and its subsidiaries entered into Amendment No. 3 in order to refinance the subsidiaries' existing indebtedness under the credit agreement.  The refinancing resulted in a 75 basis point reduction in the spread over LIBOR on Term Loan borrowings and a 175 basis point reduction in the spread over LIBOR on the existing Revolving Credit Facility.  The refinancing also extended the maturity date of the Revolving Credit Facility by one year to December 28, 2017.  No other material changes were made to the credit agreement in the refinancing.  Currently, no amounts are drawn on the Revolving Credit Facility.

Item 2.03.            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on 8-K is incorporated herein by reference into this Item 2.03.

Item 3.03.            Material Modificaion to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on 8-K is incorporated herein by reference into this Item 3.03.

Item 7.01.            Regulation FD Disclosure.

On November 21, 2012, NPC International, a wholly-owned subsidiary of the Company, issued a press release announcing that it had closed the refinancing of its Senior Secured Credit Facility, including its $368 million outstanding Term Loan and the $100 million Revolving Credit Facility.  The Company hereby furnishes the information set forth in the press release issued on November 21, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as and when expressly set forth by such specific reference in such filing.

Item 9.01             Financial Statements and Exhibits.

(d)         Exhibits.

Number                      Description

99.1	Press Release dated November 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: November 21, 2012

INDEX TO EXHIBITS

Exhibit                 Description

99.1                      Press Release dated November 21, 2012